                                                                    Exhibit 32.1

                    CERTIFICATION OF PRESIDENT AND TREASURER


I, Scott D. Landow, President and Treasurer of Parentech, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) the Quarterly Report on Form 10-QSB of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  November 18, 2003

                                                     /s/ Scott D. Landow
                                                     -------------------
                                                     Scott D. Landow
                                                     President and Treasurer

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